SECOND AMENDMENT TO RIGHTS AGREEMENT

          The Rights Agreement dated as of March 31, 1998 (the "Rights Agreement") by and between Agribrands International, Inc. (the "Company") and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by the First Amendment to Rights Agreement dated as of August 7, 2000 (the "First Amendment"), is hereby amended in accordance with Section 27 of the Rights Agreement, as follows:

     1. All language added to the Rights Agreement by the First Amendment is hereby deleted, and all language changed or modified by, or deleted from, the First Amendment is hereby restored in its entirety, so that all amendments made to the Rights Agreement by the First Amendment are eliminated and the amendments made to the Rights Agreement pursuant to Paragraphs 2 through 5 of this Second Amendment are made as if the Rights Agreement had never been amended by the First Amendment.

     2. Section 1(a) of the Rights Agreement is hereby amended by adding to the end thereof the following:

          Notwithstanding anything in this Agreement to the contrary, neither Cargill, Incorporated nor Abacus Acquisition Corp. nor any other Person shall be deemed to be an "Acquiring Person" by virtue of the approval, execution or delivery of the Agreement and Plan of Merger by and between Cargill, Incorporated, Abacus Acquisition Corp. and the Company, dated as of December 1, 2000, or the consummation of the transactions contemplated thereby (such approval, execution, delivery and consummation being referred to herein as the "Permitted Merger Events").

     3. Section 1(h) of the Rights Agreement is hereby amended by adding to the end thereof the following:

          Notwithstanding   anything  in  this  Agreement  to  the  contrary,  a
          "Distribution Date" shall not be deemed to occur by virtue of any of the Permitted Merger Events.

     4. Section 1(z) of the Rights Agreement is hereby amended by adding to the end thereof the following:

          Notwithstanding anything in this Agreement to the contrary, a "Shares Acquisition Date" shall not be deemed to occur by virtue of any of the Permitted Merger Events.

     5. Section 7(a) of the Rights Agreement is hereby amended by deleting "(i) the Close of Business on March 31, 2008 (the "Final Expiration Date")," and replacing it with the following:

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          (i) the  earlier  of the Close of  Business  on March 31,  2008 or the
          closing of the transactions contemplated by the Agreement and Plan of Merger by and between Cargill, Incorporated, Abacus Acquisition Corp. and the Company, dated as of December 1, 2000 (the "Final Expiration Date"),

     6. Except as otherwise expressly provided herein, or unless the context otherwise requires, all terms used herein have the meanings assigned to them in the Rights Agreement. The Rights Agent and the Company hereby waive any notice requirement under the Rights Agreement pertaining to the matters covered by this Second Amendment to Rights Agreement. This Second Amendment to Rights Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which counterparts shall together constitute one document.

     7.   This  Second  Amendment  to Rights Agreement is effective  December 1,
2000.


                                     AGRIBRANDS INTERNATIONAL, INC.

                                     By:
                                           ------------------------------------
                                     Name:    Michael J. Costello
                                           ------------------------------------
                                     Title:   General Counsel and Secretary
                                           ------------------------------------


                                     RIGHTS AGENT

                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                              OFFICER'S CERTIFICATE

          This certificate is delivered to Continental Stock Transfer & Trust Company in connection with that certain Rights Agreement dated as of March 31, 1998, by and between Agribrands International, Inc. (the "Company") and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by that First Amendment to Rights Agreement dated as of August 7, 2000 (as amended, the "Rights Agreement"), in accordance with Section 27 of the Rights Agreement. Pursuant to Section 27 of the Rights Agreement the Rights Agent must execute the attached Second Amendment to Rights Agreement upon the delivery of this officer's certificate stating that such Second Amendment to Rights Agreement is in compliance with the terms of Section 27 of the Rights Agreement.

          The undersigned hereby certifies that the attached Second Amendment to Rights Agreement was duly and validly authorized and adopted by the Board of Directors of the Company and said Second Amendment to Rights Agreement is in compliance with Section 27 of the Rights Agreement.

          In witness whereof, the undersigned has executed this Certificate as of this 1st day of December, 2000.

                                     AGRIBRANDS INTERNATIONAL, INC.

                                     By:
                                           ------------------------------------
                                     Name:    Michael J. Costello
                                           ------------------------------------
                                     Title:   General Counsel and Secretary
                                           ------------------------------------